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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 2000
                                                      REGISTRATION NO. 333-92367

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST EFFECTIVE AMENDMENT NO. 2
                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             STUDENT ADVANTAGE, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                               8699                           04-3263743
  (State or other jurisdiction of        (Primary Standard Industrial            (I.R.S. Employer
   Incorporation or organization)        Classification Code Number)          Identification Number)

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                                280 SUMMER STREET
                           BOSTON, MASSACHUSETTS 02210
                                 (617) 912-2000
                   (Address, including zip code, and telephone
                         number, including area code, of
                        registrant's principal executive
                                    offices)

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                              RAYMOND V. SOZZI, JR.
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             STUDENT ADVANTAGE, INC.
                                280 SUMMER STREET
                           BOSTON, MASSACHUSETTS 02210
                                 (617) 912-2000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

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                                   COPIES TO:

                              MARK G. BORDEN, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                            TELEPHONE: (617) 526-6000
                            TELECOPY: (617) 526-5000

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    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:  Completed.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


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This post-effective amendment No. 2 to the Registration Statement on Form S-1, filed with the Commission on December 8, 1999, as amended on March 30, 2000 (Registration Statement No. 333-92367) (the "Registration Statement") is being filed for the purpose of deregistering all of the shares of Common Stock, $0.01 par value per share, of Student Advantage, Inc. registered pursuant to the Registration Statement that have not yet been sold thereunder and terminating the Registration Statement.







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


                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, on this 22nd day of June, 2000.


                                                STUDENT ADVANTAGE, INC.


                                                By: /s/ Christopher B. Andrews
                                                ------------------------------
                                                Christopher B. Andrews
                                                Vice President, Finance
                                                and Chief Financial Officer

                        POWER OF ATTORNEY AND SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on this 22nd day of June, 2000, in the capacities indicated:

             SIGNATURE                                           TITLE                              DATE
             ---------                                           -----                              ----

/s/ Raymond V. Sozzi, Jr.*                       Chairman of the Board, President and Chief     June 22, 2000
----------------------------------               Executive Officer
    Raymond V. Sozzi, Jr.

/s/ Christopher B. Andrews                       Vice President, Finance and Administration,    June 22, 2000
--------------------------                       Treasurer and Secretary (Principal Financial
    Christopher B. Andrews                       and Accounting Officer)


/s/ John M. Connolly*                            Director                                       June 22, 2000
----------------------------------
    John M. Connolly

/s/ William S. Kaiser*                           Director                                       June 22, 2000
----------------------------------
    William S. Kaiser

/s/ John S. Katzman*                             Director                                       June 22, 2000
----------------------------------
    John S. Katzman

/s/ Marc J. Turtletaub*                          Director                                       June 22, 2000
----------------------------------
    Marc J. Turtletaub

/s/ Charles E. Young*                            Director                                       June 22, 2000
----------------------------------
    Charles E. Young



*By:     /s/ Christopher B. Andrews
         ---------------------------------------
         Christopher B Andrews, Attorney-in-Fact




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